Exhibit 10.56

March 10, 2025

Andrew Simpson

Chief Executive Officer

HeartSciences Inc.

550 Reserve Street, Suite 360

Southlake, TX 76092

Re: First Amendment to Selling Agent Engagement Letter (this “Amendment”)

Ladies and Gentlemen:

Reference is made to the Selling Agent Engagement Letter, dated October 17, 2024 (the “Engagement Letter”), by and between Heart Test Laboratories Inc. (now known as HeartSciences Inc., the “Company”) and Digital Offering LLC (“DO” or the “Selling Agent”), relating to the planned primary offering under Regulation A of the Securities Act of 1933, as amended, by and for the Company of Units, each Unit consisting of one (1) share of Series D Preferred Stock, par value $0.001 per share, and a warrant to purchase one (1) share of common stock, $0.001 par value per share, of the Company. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Engagement Letter.

In consideration for the promises contained herein and the mutual obligations of the parties hereto, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.
Amendments.

a.
Section 3 of the Engagement Letter is hereby deleted in its entirety and the following is hereby substituted in its stead:

3. DO shall be entitled to aggregate placement fees as described below in this Section 3, which aggregate placement fees shall be apportioned between DO and allocated by DO to members of the selling group and soliciting dealers in their sole discretion:

DO shall be entitled to a placement fee of seven percent (7.00%) of the gross proceeds received by the Company in the Offering.

DO shall be entitled to a warrant fee consisting of purchase warrants (the “Selling Agent’s Warrants”) covering a number of Securities equal to three percent (3.0%) of the total number of Securities being sold in the Offering. The Selling Agent’s Warrants will be exercisable from the date of issuance until the fifth anniversary of the date of commencement of sales in the Offering in accordance with FINRA Rule 5110(g)(8)(A). The Selling Agent’s Warrants will be exercisable at a price equal to 125% of the public offering price in connection with the Offering. The Selling Agent’s Warrants shall not be redeemable. The Company will register the Common Stock underlying the Selling Agent’s Warrants under the Act and will file all necessary undertakings in connection therewith. The Selling Agent’s Warrants may not be transferred, assigned or hypothecated for a period of six (6) months from the date of the commencement of sales in the

Offering pursuant to Rule 5110(e)(1) of FINRA, except that they may be assigned, in whole or in part, to any successor, officer, manager, registered representative or member of DO (or to officers, managers or members of any such successor or member), and to members of the syndicate or selling group. The Selling Agent’s Warrants may be exercised as to all or a lesser number of Securities will provide for cashless exercise. The Selling Agent’s Warrants shall further provide for adjustment in the number and price of such warrants (and the Common Stock underlying such warrants) in the event of a stock dividend, stock split or other reclassification of the Common Stock.

2.
Effect of Amendment. Except as amended as set forth above, the Engagement Letter shall continue in full force and effect.

3.
Modification. This Amendment may not be modified or amended except in a writing duly executed by the parties hereto.

4.
Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and will become effective and binding upon the parties at such time as all of the signatories hereto have signed a counterpart of this Amendment. All counterparts so executed shall constitute one Amendment binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the same counterpart. Each of the parties hereto shall sign a sufficient number of counterparts so that each party will receive a fully executed original of this Amendment. All signatures of the parties hereto may be transmitted by facsimile (or other electronic method), and such facsimile (or electronic copy) will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.

Very truly yours,

Digital Offering, LLC

By: _______________________

Gordon McBean, CEO

Accepted as of the date first above written:

HeartSciences Inc.

By: _______________________

Name: Andrew Simpson

Title: Chief Executive Officer